Exhibit 99.1
FOR IMMEDIATE RELEASE

Contacts:

Paul Rosenbaum                                           Investors
Rentrak Corporation                                      PondelWilkinson Parham
Chairman & CEO                                           Ron Parham
503-284-7581                                             503-924-1985
exitpoll@aol.com                                         rparham@pondel.com


                   RENTRAK FISCAL 2004 FOURTH QUARTER EARNINGS
                  EXCEED $2 MILLION, OR $0.20 PER DILUTED SHARE
        --Company Restates Fiscal Year 2003 and 2002 to Correct Errors--

     PORTLAND, Ore. (July 14, 2004)-- Rentrak Corp. (Nasdaq:RENT) today announced significantly improved financial results for its fourth fiscal quarter and full fiscal year ended March 31, 2004 and the restatement of results for fiscal years 2003 and 2002 to correct errors.

     For the fourth quarter of fiscal 2004, consolidated net income totaled $2.1 million, or $0.20 per diluted share, compared with consolidated net loss of $503,869, or $(0.05) per share, as restated, for the comparable quarter of fiscal 2003.

     Consolidated fourth quarter revenues totaled $24.2 million, generated exclusively from the company's entertainment operations and incremental revenues from the company's new Essentials(TM) services. In the comparable year-ago period, consolidated revenues totaled $21.6 million, comprised of $17.5 million from the company's entertainment operations and $4.6 million from the company's former fulfillment subsidiary, 3PF.com, Inc.

     Rentrak Chairman and Chief Executive Officer Paul Rosenbaum commented, "We achieved significant milestones during fiscal 2004 and enter fiscal 2005 focused on what we believe are significant opportunities for growth in business intelligence."

     "During fiscal 2004, our revenue-sharing business saw renewed growth while we continued to bring new business intelligence services to market. Our most successful introduction thus far, Box Office Essentials(TM), has achieved over 95 percent market share since its introduction 15 months ago. In 2005 we have already begun expanding Box Office Essentials to Germany and Australia and plan to continue expanding in Europe, which represents a market larger than the U.S. At the other end of the distribution spectrum, we recently launched a one-year video-on-demand measurement trial with Comcast. If successful, this trial has the potential of establishing Rentrak's proprietary OnDemand Essentials(TM) as the new media measurement standard for the digital era."

Rentrak Reports Fiscal 2004 Fourth Quarter and Full Year Results
Page 2 of 5

     "Increasingly, participants from every corner of the media and entertainment industry - movie studios, TV networks, programmers, videogame publishers, content producers, cable and satellite operators, advertising and marketing companies, and financial analysts - are seeking more timely and accurate ways of measuring, analyzing, understanding, responding to and predicting viewership and consumption."

     "This powerful industry need is precisely what Rentrak's Entertainment Essentials(TM) services are uniquely designed to address. Essentials services provide our clients the power to quickly turn their business transaction data into actionable information and insight to drive better decisions and improve results. Entertainment Essentials services enable them to respond within minutes of customer purchases and viewership, not weeks or months after the fact."

     "Together, these and our other new services hold the potential to transform Rentrak into the only company in the world able to track viewing dynamics of entertainment media throughout its entire life-cycle, regardless of creator or distribution format, thereby enabling studios, suppliers, and advertisers to make better use of marketing and promotional dollars and to better serve the viewing interests of consumers."

     Mr. Rosenbaum concluded, "Rentrak is committed to leveraging its core expertise in collecting and analyzing massive amounts of data and turning it into timely, actionable information. We have never been in better position to pursue our strategy of becoming a leading provider of business intelligence services."

Fourth Quarter Fiscal 2004 vs. Fourth Quarter Fiscal 2003

     The company's fiscal 2004 fourth quarter  entertainment  revenues increased
38.3 percent, to $24.2 million from $17.5 million in last year's fourth quarter, driven primarily by increased activity under new and existing revenue-sharing programs. In addition, a portion of the revenue growth resulted from the company's new business intelligence services and increased revenue from the company's data collection, auditing and reporting services in support of studios' direct revenue-sharing agreements with major video retailers. Fiscal 2003 fourth quarter revenues also included $4.6 million related to the company's former fulfillment subsidiary, the assets of which were sold effective July 1, 2003.

     Selling, general and administrative expenses totaled $4.1 million in the fourth quarter of fiscal 2004, versus $3.5 million in the comparable year-ago period, as restated, primarily reflecting the company's continued investment in developing new business intelligence services.

Rentrak Reports Fiscal 2004 Fourth Quarter and Full Year Results
Page 3 of 5

Fiscal 2004 Financial Analysis

     Continuing entertainment operations generated revenues of $73.5 million in fiscal 2004, an increase of 4.1 percent above continuing entertainment revenues of $70.6 million in fiscal year 2003. The company's continuing entertainment operations generated operating income of $3.1 million in fiscal 2004 compared with operating income from continuing entertainment operations of $2.9 million in fiscal 2003.

     The company's former fulfillment subsidiary generated revenues of $5.2 million in fiscal 2004, including intercompany sales, and recorded an operating loss of $1.4 million. In fiscal 2003, the subsidiary generated revenues of $17.4 million, including intercompany sales, and recorded an operating loss of $3.3 million.

     Selling, general and administrative expenses totaled $16.4 million in fiscal 2004, versus $14.4 million in fiscal 2003, primarily reflecting an increase of approximately $1.4 million in the company's investment in developing new business intelligence services in fiscal 2004.

Discontinued Operations

     As of March 31, 2003, Rentrak discontinued operations at BlowOut Video, a subsidiary that operated several discount video stores. These discontinued operations incurred a loss of $128,649, or $(0.01) per diluted share, in fiscal 2004, compared with a loss of $582,627, or $(0.06) per diluted share, in fiscal 2003.

Restatement of Previously Reported Results

     As previously disclosed on June 29, 2004, in conjunction with its annual independent audit, misinterpretations and misapplications of certain contractual terms were discovered involving two revenue-sharing agreements, resulting in accounting errors. These errors, combined with other fiscal 2004 audit adjustments, created an incremental net year-to-date loss of approximately $0.03 per share on the company's previously reported loss of $0.05 per share through the nine-month period ended December 31, 2003. The combined net impact of these adjustments to fiscal 2003 was to increase the previously reported loss by $0.03 per diluted share, with no change to the previously reported earnings of $0.85 per diluted share in fiscal 2002. Importantly, there was no effect on the accuracy of amounts Rentrak has periodically remitted to the content providers under the terms of the revenue-sharing agreements or on Rentrak's reported cash balances. Correction of these errors will not result in additional payments to any supplier.

Rentrak Reports Fiscal 2004 Fourth Quarter and Full Year Results
Page 4 of 5


     The following table summarizes the effect of the restatement on the net income (loss) reported during each of the fiscal years 2003 and 2002:

                                             Fiscal Year Ended March 31,
                             --------------------------------------------------
                                   2003                        2002
                                   ----                        ----
                             As Reported  As Restated   As Reported  As Restated
    Net Income (Loss)        $(498,379)   $(727,103)    $8,994,031   $9,061,741
    Net Income(Loss)
       Per Diluted Share     $(0.05)      $(0.08)        $0.85         $0.85

Conference Call

     Rentrak has scheduled a conference call for 2 p.m. (PDT), July 14, 2004 to discuss the company's financial performance. Shareholders, members of the media and other interested parties may participate in the company's conference call by dialing 1-888-482-0024, or 1-617-801-9702 for international callers, and entering passcode 76616873. This call is being webcast by CCBN and can be accessed at Rentrak's web site at www.rentrak.com where it will be archived through July 14, 2005. The webcast is also being distributed over CCBN's Investor Distribution Network to both institutional and individual investors. Individual investors can listen to the call through CCBN's individual investor center at www.fulldisclosure.com or by visiting any of the investor sites in CCBN's Individual Investor Network. Institutional investors can access the call via CCBN's password-protected event management site, StreetEvents (www.streetevents.com). A telephone replay of the call will be available through July 21, 2004 by dialing 888-286-8010 from the U.S. and Canada, or 617-801-6888 from international locations and entering passcode 44709528.

About Rentrak Corporation

     Rentrak Corporation, based in Portland, Oregon, is the developer of the Essentials(TM) suite of web-based information management and business intelligence products used by clients in the media, entertainment, retail and manufacturing industries. Vertical market editions of Essentials(TM) applications are customizable to the needs of each licensee, allowing marketers to collect, manage, analyze and make critical business decisions based on detailed, real-time point-of-sale and supply chain data. The Essentials(TM) suite of services offers competitive advantages to executives in selected industries by providing timely and actionable insight into their own company's performance in tandem with valuable perspective against aggregated industry-wide data. For further information, please visit Rentrak's corporate web site at http://www.rentrak.com.

Rentrak Reports Fiscal 2004 Fourth Quarter and Full Year Results
Page 5 of 5

Safe Harbor Statement

     When used in this discussion, the words "anticipates," "expects," "intends" and similar expressions are intended to identify forward-looking statements. Such statements relate to, among other things, the revenues and results of operations for the company's PPT(R) and business intelligence services and are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected. Factors that could affect Rentrak's financial results include customer and consumer demand for movies in various media formats subject to company guarantees, the company's ability to attract new revenue-sharing customers, the company's ability to successfully develop and market new services to create new revenue streams, and Rentrak's customers continuing to comply with the terms of their agreements. Additional factors that could affect Rentrak's financial results are described in Rentrak's March 31, 2003 annual report on Form 10-K and subsequent quarterly reports, filed with the Securities and Exchange Commission. Results of operations in any past period should not be considered indicative of the results to be expected for future periods.

     Business outlook statements are based on current expectations. These statements are forward-looking, subject to risks and uncertainties, and actual results may differ materially. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. The inclusion of any statement in this release does not constitute a suggestion by the company or any other person that the events or circumstances described in such statements are material. The company does not undertake to publicly update or revise these forward-looking statements even if future experience or events make it clear that any projected results expressed or implied in this release will not be realized.

                                      # # #
                            (Financial Tables Follow)

                               RENTRAK CORPORATION
                      CONDENSED CONSOLIDATED BALANCE SHEETS

                                                  March 31,         March 31,
                                                    2004              2003
                                             ----------------------------------
ASSETS                                                              (restated)
CURRENT ASSETS:
   Cash and cash equivalents                      $ 8,735,683      $ 10,063,541
   Accounts receivable, net of allowance
        for doubtful accounts
        of $839,122 and $748,139                   15,016,924         9,429,283
   Advances to program suppliers                    4,188,222         1,831,018
   Income tax receivable                               68,384            81,085
   Deferred tax asset                               2,262,186         2,423,038
   Other current assets                             1,533,895         2,430,334

   Total current assets                            31,805,294        26,258,299

PROPERTY AND EQUIPMENT, net                         2,466,668         2,404,763
DEFERRED TAX ASSET                                  1,099,660           894,083
OTHER ASSETS                                          831,617         1,931,133
                                                -------------        ----------

     TOTAL ASSETS                                $ 36,203,239      $ 31,488,278
                                                =============      ============

                               RENTRAK CORPORATION
                      CONDENSED CONSOLIDATED BALANCE SHEETS


                                                  March 31,         March 31,
                                                    2004              2003
                                             ----------------------------------
LIABILITIES AND STOCKHOLDERS' EQUITY                               (restated)
CURRENT LIABILITIES:
     Accounts payable                           $ 15,446,818       $ 12,800,736
     Accrued liabilities                             889,377          1,205,893
     Accrued compensation                            598,875            610,022
     Deferred revenue                                237,575            156,692
                                                ------------       ------------
       Total current liabilities                  17,172,645         14,773,343
                                                ------------       ------------
LONG-TERM LIABILITIES:
     Lease obligations, deferred gain and
        customer deposits                            234,922            668,039

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY:
     Preferred stock, $.001 par value;
       Authorized:  10,000,000 shares, none issued        -                 -
       Common stock,  $.001 par value;
       Authorized:  30,000,000 shares
       Issued and outstanding: 9,739,537 shares
       at March 31, 2004 and 9,471,612 at
       March 31, 2003                                  9,740              9,472
     Capital in excess of par value               41,093,976         39,655,212
     Accumulated other comprehensive income          180,879            180,879
     Accumulated deficit                         (22,488,923)       (23,798,667)
                                               -------------       ------------
                                                  18,795,672         16,046,896
                                               -------------       ------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY      $ 36,203,239       $ 31,488,278
                                              ==============       ============

                               RENTRAK CORPORATION
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)

                                                 Three Months Ended March 31,
                                                   2004              2003
                                               --------------    ---------------
                                                                   (Restated)
REVENUES                                        $ 24,230,448       $ 21,582,053

OPERATING EXPENSES:
   Cost of sales                                  17,518,180         17,988,187
   Selling and administrative                      4,054,301          3,487,161
   Net gain from litigation settlement
   Asset Impairment                                        -            844,041
                                               -------------     --------------
                                                  21,572,481         22,319,389
                                               -------------     ---------------
INCOME (LOSS) FROM OPERATIONS                      2,657,967           (737,336)
                                               -------------     ---------------

OTHER INCOME (EXPENSE):
   Interest income                                    80,360            121,429
   Interest expense                                   (1,344)           (25,009)
                                               -------------     ---------------
                                                      79,016             96,420
                                               -------------     ---------------
INCOME (LOSS) FROM CONTINUING
OPERATIONS BEFORE INCOME TAXES                     2,736,983           (640,916)

PROVISION (BENEFIT) FOR INCOME TAXES                 683,820           (223,075)
                                               -------------     ---------------
NET INCOME (LOSS) FROM CONTINUING
    OPERATIONS                                         2,053           (417,841)

LOSS FROM DISCONTINUED
    OPERATIONS, NET OF TAX
    BENEFIT OF $52,727                                     -            (86,028)
                                               -------------     ---------------

NET INCOME (LOSS)                                $ 2,053,163       $   (503,869)
                                               =============     ===============
NET INCOME (LOSS) PER SHARE:
    Basic:
       Continuing operations                     $      0.21       $      (0.04)
       Discontinued operations                             -              (0.01)
                                               -------------     ---------------
           Total                                 $      0.21       $      (0.05)
                                               =============     ===============
    Diluted:
       Continuing operations                     $      0.20       $      (0.04)
       Discontinued operations                             -              (0.01)
                                               -------------     ---------------
           Total                                 $      0.20       $      (0.05)
                                               =============     ===============

                               RENTRAK CORPORATION
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)
                                                  Twelve Months Ended March 31,
                                                      2004         2003
                                                --------------------------------
                                                                 (Restated)
REVENUES                                         $ 78,132,413   $   85,884,262

OPERATING EXPENSES:
   Cost of sales                                   60,090,493       71,347,003
   Selling and administrative                      16,357,299       14,434,343
   Net gain from litigation settlement                      -         (361,847)
   Asset Impairment                                         -          844,041
                                                -------------   --------------
                                                   76,447,792       86,263,540
                                                -------------   --------------
INCOME (LOSS) FROM OPERATIONS                       1,684,621         (379,278)
                                                -------------   --------------
OTHER INCOME (EXPENSE):
   Interest income                                    244,252          204,283
   Interest expense                                   (11,584)         (25,009)
                                                -------------   --------------
                                                      232,668          179,274
                                                -------------   --------------
INCOME (LOSS) FROM CONTINUING
OPERATIONS BEFORE INCOME TAXES                      1,917,289         (200,004)

PROVISION (BENEFIT) FOR INCOME TAXES                  478,896          (55,528)
                                                -------------   --------------
NET INCOME (LOSS) FROM CONTINUING
    OPERATIONS                                      1,438,393         (144,476)

LOSS FROM DISCONTINUED
    OPERATIONS, NET OF TAX BENEFIT
    OF $78,850 AND $357,094                          (128,649)        (582,627)
                                                -------------   --------------
NET INCOME (LOSS)                               $   1,309,744   $     (727,103)
                                                =============   ===============
NET INCOME (LOSS) PER SHARE:
    Basic:
       Continuing operations                    $        0.15   $        (0.02)
       Discontinued operations                          (0.01)           (0.06)
                                                -------------   ---------------
           Total                                $        0.14   $        (0.08)
                                                =============   ===============
    Diluted:
      Continuing operations                     $        0.14   $        (0.02)
      Discontinued operations                           (0.01)           (0.06)
                                                -------------   ---------------
           Total                                $        0.13   $        (0.08)
                                                =============   ===============

                               RENTRAK CORPORATION
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)

                                          Three Months Ended March 31, 2004

                                        ENTERTAINMENT   FULFILLMENT    TOTAL
                                        -------------   -----------   ---------

REVENUES                                 $ 24,230,449    $       - $ 24,230,448

OPERATING EXPENSES:
   Cost of sales                           17,479,513       38,667   17,518,180
   Selling and administrative               4,026,759       27,542    4,054,301
                                        -------------   ----------  ------------
                                           21,506,272       66,209    1,572,481
                                        -------------   ----------  ------------

INCOME (LOSS) FROM OPERATIONS               2,724,176      (66,209)   2,657,967
                                        -------------   ----------  ------------
OTHER INCOME (EXPENSE):
   Interest income                             19,456       60,904       80,360
   Interest expense                            (1,344)           -       (1,344)
                                        -------------   ----------  ------------
                                               18,112       60,904       79,016
                                        -------------   ----------  ------------
INCOME (LOSS) FROM CONTINUING
OPERATIONS BEFORE INCOME TAXES
      PROVISION (BENEFIT)                   2,742,288       (5,305)   2,736,983
PROVISION (BENEFIT) FOR INCOME TAXES          685,836       (2,016)     683,820
                                        -------------   ----------  ------------
INCOME (LOSS) FROM CONTINUING
    OPERATIONS                              2,056,452       (3,289)   2,053,163

INCOME FROM DISCONTINUED
    OPERATIONS, NET OF TAX PROVISION
    OF $0                                           -            -            -
                                        -------------   ----------  -----------
NET INCOME                                $ 2,056,452    $  (3,289) $ 2,053,163
                                        =============   ==========  ============

NET INCOME PER SHARE:
    Basic:
       Continuing operations              $      0.22    $       -  $      0.21
       Discontinued operations                      -            -           -
                                        -------------   ----------  -----------
           Total                          $      0.22    $       -  $      0.21
                                        =============   ==========  ============
    Diluted:
       Continuing operations              $      0.20    $       -  $      0.20
       Discontinued operations                      -            -            -
                                        -------------   ----------  ------------
           Total                          $      0.20    $       -  $      0.20
                                        =============   ==========  ============

                               RENTRAK CORPORATION
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)

                                          Twelve Months Ended March 31, 2004

                                      ENTERTAINMENT   FULFILLMENT      TOTAL
                                      -------------   -----------    ---------

REVENUES                              $ 73,508,114    $ 5,154,443(1)$78,132,413

OPERATING EXPENSES:
   Cost of sales                        54,857,368(1)   5,763,269    60,090,493
   Selling and administrative           15,591,587        765,712    16,357,299
                                      ------------    -----------   -----------
                                        70,448,955      6,528,981    76,447,792
                                      ------------    -----------   -----------

INCOME (LOSS) FROM OPERATIONS            3,059,159     (1,374,538)    1,684,621
                                      ------------    -----------   -----------

OTHER INCOME (EXPENSE):
   Interest income                          95,921        148,331       244,252
   Interest expense                         (6,420)        (5,164)      (11,584)
                                      ------------    -----------   -----------
                                            89,501        143,167       232,668
                                      ------------    -----------   -----------
INCOME (LOSS) FROM CONTINUING
OPERATIONS BEFORE INCOME TAXES
    PROVISION (BENEFIT)                  3,148,660     (1,231,371)    1,917,289

PROVISION (BENEFIT) FOR INCOME TAXES       946,817       (467,921)      478,896
                                      ------------    -----------   -----------

INCOME (LOSS) FROM CONTINUING
    OPERATIONS                           2,201,843       (763,450)    1,438,393

LOSS FROM DISCONTINUED
    OPERATIONS, NET OF TAX BENEFIT
    OF $78,850                            (128,649)             -      (128,649)
                                      ------------    -----------   -----------

NET INCOME (LOSS)                      $ 2,073,194     $ (763,450)  $ 1,309,744
                                      ============    ===========   ===========

NET INCOME (LOSS) PER SHARE:
    Basic:
       Continuing operations           $      0.23     $    (0.08)  $      0.15
       Discontinued operations               (0.01)             -         (0.01)
                                      ------------    -----------   -----------
           Total                       $      0.22     $    (0.08)  $      0.14
                                      ============    ===========   ===========
    Diluted:
       Continuing operations           $      0.22     $    (0.08)  $      0.14
       Discontinued operations               (0.01)             -         (0.01)
                                      ------------    -----------   -----------
           Total                       $      0.21     $    (0.08)  $      0.13
                                      ============    ===========   ===========

(1) - Includes Intercompany transactions of $530,144, which are eliminated in consolidated total amounts.

                               RENTRAK CORPORATION
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                              (UNAUDITED, RESTATED)

                                         Three Months Ended March 31, 2003
                                    ENTERTAINMENT   FULFILLMENT        TOTAL
                                    -------------   -----------     ----------
REVENUES                             $ 17,482,145   $ 4,594,409(1) $ 21,582,053

OPERATING COSTS AND EXPENSES:
  Cost of sales                        14,256,367(1)  4,226,321      17,988,187
  Selling, general, and administrative  2,888,076       599,085       3,487,161
  Net gain from litigation settlement           -             -               -
  Asset Impairment                              -       844,041         844,041
                                     ------------   -----------    ------------
                                       17,144,443     5,669,447      22,319,389
                                     ------------   -----------    ------------
INCOME (LOSS) FROM OPERATIONS             337,702    (1,075,038)       (737,336)
                                     ------------   -----------    -------------

OTHER INCOME (EXPENSE):
     Interest income                       75,020        46,409         121,429
     Interest expense                     (25,009)            -         (25,009)
                                     ------------   -----------    -------------
                                           50,011        46,409          96,420
                                     ------------   -----------    -------------
INCOME (LOSS) FROM CONTINUING
OPERATIONS BEFORE INCOME TAX
    PROVISION (BENEFIT)                   387,713    (1,028,629)       (640,916)

INCOME TAX PROVISION (BENEFIT)            167,804      (390,879)       (223,075)
                                     ------------   -----------    -------------
INCOME (LOSS) FROM CONTINUING
    OPERATIONS                            219,909      (637,750)       (417,841)

INCOME (LOSS) FROM DISCONTINUED
    OPERATIONS, NET OF TAX BENEFIT
    OF ($270,253)                         (86,028)            -         (86,028)
                                     ------------   ------------   -------------

NET INCOME (LOSS)                    $    133,881   $  (637,750)   $   (503,869)
                                     ============   ============   =============

NET LOSS PER SHARE:
    Basic:
       Continuing operations         $       0.02   $     (0.06)   $      (0.04)
       Discontinued operations              (0.01)            -           (0.01)
                                     ------------   ------------   -------------
           Total                     $       0.01   $     (0.06)   $      (0.05)
                                     ============   ============   =============
    Diluted:
       Continuing operations         $       0.02   $     (0.06)   $      (0.04)
       Discontinued operations              (0.01)            -           (0.01)
                                     ------------   ------------   -------------
                                     $       0.01   $     (0.06)   $      (0.05)
                                     ============   ============   =============

(1) - Includes Intercompany transactions of $494,501, which are eliminated in consolidated total amounts.

                               RENTRAK CORPORATION
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                              (UNAUDITED, RESTATED)

                                        Twelve Months Ended March 31, 2003
                                      ENTERTAINMENT   FULFILLMENT        TOTAL
                                      -------------   -----------     ----------

REVENUES                              $ 70,618,422  $ 17,380,544(1) $85,884,262

OPERATING COSTS AND EXPENSES:
  Cost of sales                         56,048,914(1) 17,412,793     71,347,003
  Selling, general, and administrative  12,035,829     2,398,514     14,434,343
  Net gain from litigation settlement     (361,847)                    (361,847)
  Asset Impairment                               -       844,041        844,041
                                       -----------   -----------    -----------
                                        67,722,896    20,655,348     86,263,540
                                       -----------   -----------    -----------

INCOME (LOSS) FROM OPERATIONS            2,895,526    (3,274,804)      (379,278)
                                       -----------   -----------    -----------
OTHER INCOME (EXPENSE):
   Interest income                         138,759        65,524        204,283
   Interest expense                         (5,894)      (19,115)       (25,009)
                                       -----------   -----------    -----------
                                           132,865        46,409        179,274
                                       -----------   -----------    -----------
INCOME (LOSS) FROM CONTINUING
OPERATIONS BEFORE INCOME TAX
    PROVISION (BENEFIT)                  3,028,391    (3,228,395)      (200,004)

INCOME TAX PROVISION (BENEFIT)           1,171,263    (1,226,791)       (55,528)
                                       -----------   -----------    -----------

INCOME (LOSS) FROM CONTINUING
    OPERATIONS                           1,857,128    (2,001,604)      (144,476)

LOSS FROM DISCONTINUED
    OPERATIONS, NET OF TAX BENEFIT
    OF ($1,410,532)                       (582,627)           -        (582,627)
                                       -----------   -----------    -----------

NET INCOME (LOSS)                      $ 1,274,501  $ (2,001,604)    $ (727,103)
                                       ===========   ===========    ===========

NET INCOME (LOSS) PER SHARE:
    Basic:
       Continuing operations           $      0.19  $      (0.21)   $     (0.02)
       Discontinued operations               (0.06)            -          (0.06)
                                       -----------   -----------    -----------
           Total                       $      0.13  $      (0.21)   $     (0.08)
                                       ===========   ===========    ===========
    Diluted:
       Continuing operations           $      0.19  $      (0.21)   $     (0.02)
       Discontinued operations               (0.06)            -          (0.06)
                                       -----------   -----------    -----------
           Total                       $      0.13  $      (0.21)   $     (0.08)
                                       ===========   ===========    ===========

(1) - Includes Intercompany transactions of $2,114,704, which are eliminated in consolidated total amounts.